UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
ARTISTDIRECT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30063 (Commission File Number)	95-4760230 (I.R.S. Employer Identification No.)

10900 Wilshire Blvd., Suite 1400, Los Angeles, California (Address of principal executive offices)		90024 (Zip Code)
(310) 443-5360
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 5.01. Changes in Control of Registrant.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6
EXHIBIT 4.7
EXHIBIT 4.8
EXHIBIT 4.9
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 10.12
EXHIBIT 10.13
EXHIBIT 10.14
EXHIBIT 10.15
EXHIBIT 10.16
EXHIBIT 10.17
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On July 28, 2005, ARTISTdirect, Inc., a Delaware corporation (the “Registrant”), consummated the acquisition (the “Acquisition”) of MediaDefender, Inc., a privately held Delaware corporation (“MediaDefender”), pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) entered into by and among the Registrant, ARTISTdirect Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant (“Merger Sub”), and MediaDefender. Under the terms of the Merger Agreement, Merger Sub merged with and into MediaDefender, the separate corporate existence of Merger Sub ceased and MediaDefender survived as a wholly-owned subsidiary of the Registrant. The stockholders of MediaDefender are receiving aggregate consideration of $42.5 million in cash, subject to a holdback of $4.25 million which has been placed into an escrow account to cover any indemnification claims under the Merger Agreement by the parties for a limited period of time. The amount of consideration paid by the Registrant upon the closing of the Acquisition was determined in arm’s length negotiations among the parties thereto. Prior to entering into the agreement discussed above, there were no material relationships between or among the Registrant or any of its affiliates, officers or directors, or associates of any such officers or directors, on the one hand, and MediaDefender or any of its affiliates, officers or directors, or associates of any such officers or directors, on the other. A copy of the Merger Agreement is filed with this Current Report as Exhibit 2.1.
     In accordance with the Merger Agreement, the Registrant acknowledged the terms of Employment Agreements entered into on July 28, 2005 by MediaDefender with each of Randy Saaf, who will serve as Chief Executive Officer of MediaDefender, and Octavio Herrera, who will serve as President of MediaDefender. Each of Messrs. Saaf and Herrera will earn a base salary of no less than $350,000 per annum during the initial term of the agreements, which shall continue until December 31, 2008. Both are also entitled to receive performance bonuses of up to $350,000 if MediaDefender achieves specified earnings targets in fiscal 2007 and 2008. Each are entitled to receive twelve (12) months of severance pay at the rate of one hundred percent (100%) of his monthly salary and the pro-rata portion of the performance bonus referenced above if they are terminated “without cause.” Additionally, the Registrant granted stock options to purchase up to 200,000 shares of common stock to each of Messrs. Saaf and Herrera. A copy each Employment Agreement is filed with this Current Report as Exhibit 10.1 and Exhibit 10.2, respectively.
     The Registrant also acknowledged the terms of Non-Competition Agreements entered into on July 28, 2005 by MediaDefender and each of Messrs. Saaf and Herrera. The Non-Competition Agreements prohibit Messrs. Saaf and Herrera from (i) from engaging in certain competitive business activities, (ii) soliciting customers of MediaDefender or the Registrant, (iii) soliciting existing employees of MediaDefender or the Registrant and (iv) disclosing any confidential information regarding MediaDefender or the Registrant. Each agreement has a term of four (4) years and shall continue to remain in force in effect in the event the above referenced Employment Agreements are terminated prior to the end of the four (4) year term of the Non-Competition Agreements. In consideration, each of Messrs. Saaf and Herrera are entitled to a cash payment of $525,000 from MediaDefender to be paid on December 31, 2006. A copy of each Non-Competition Agreement is filed with this Current Report as Exhibit 10.3 and 10.4, respectively.

     Concurrent with the consummation of the Acquisition described above, the Registrant completed a $15 million senior secured debt transaction (the “Senior Financing”) and a $30 million convertible subordinated debt transaction (the “Sub-debt Financing”).
     The Senior Financing was completed in accordance with the terms set forth in the Note and Warrant Purchase Agreement entered into on July 28, 2005 by the Registrant, each of the investors indicated on the schedule of buyers thereto and U.S. Bank National Association as Collateral Agent (the “Note Purchase Agreement”). Pursuant to the terms of the Note Purchase Agreement, each investor received a note with a term of three (3) years and eleven (11) months that bears interest at the rate of 11.25% per annum (each a “Senior Note”). Interest is payable by the Registrant quarterly in cash in arrears. Termination and payment of the Senior Notes by the Registrant prior to maturity will not result in a prepayment fee. As collateral for the $15 million Senior Financing, the investors received a first priority security interest in all existing and future assets of the Registrant and its subsidiaries, tangible and intangible, including but not limited to, cash and cash equivalents, accounts receivable, inventories, other current assets, furniture, fixtures and equipment and intellectual property. A copy of the Note Purchase Agreement is filed with this Current Report as Exhibit 10.5 and a form of Senior Note is filed as Exhibit 4.1. The following documents are filed with this Current Report relating to the security interest referenced above that has been provided to the Senior Financing investors: Security Agreement (Exhibit 10.6), Pledge Agreement (Exhibit 10.7), Copyright Security Agreement (Exhibit 10.8), Patent Security Agreement (Exhibit 10.9), Trademark Security Agreement (Exhibit 10.10) and Subsidiary Guarantee Agreement (Exhibit 10.11).
     In addition, the investors received five (5) year warrants to purchase up to an aggregate of 3,250,000 shares of the Registrant’s common stock at an exercise price of $2.00 per share, subject to certain anti-dilution adjustments (collectively, the “Senior Warrant Shares”). A form of the Senior Financing warrant is filed with this Current Report as Exhibit 4.2.
     In consideration of the investment in the Senior Financing, the Registrant granted to each investor certain registration rights with respect to the Senior Warrant Shares, as set forth in the Registration Rights Agreement filed with this Current Report as Exhibit 4.3 (the “Senior Registration Rights Agreement”).
     The Sub-debt Financing was completed in accordance with the terms set forth in the Securities Purchase Agreement entered into on July 28, 2005 by the Registrant and each of the investors indicated on the schedule of buyers thereto (the “Securities Purchase Agreement”). Pursuant to the terms of the Securities Purchase Agreement, each investor received a convertible subordinated note with a term of four (4) years that bears interest at the rate of 4.00% per annum (each a “Sub-debt Note”). Interest is due in arrears by the Registrant quarterly and shall be payable, at the option of the Registrant, in cash or shares of common stock. Each Sub-debt Note has an initial conversion price of $1.55 per share, subject to certain anti-dilution and change-of-control adjustments. Additionally, each Sub-debt Note is subject to mandatory conversion by the Registrant in the event certain trading price targets for the Registrant’s common stock are met following effectiveness of a registration statement filed by the Registrant for the securities issued in the Sub-Debt Financing. A copy of the Securities Purchase Agreement is filed with this Current Report as Exhibit 10.12 and a form of Sub-debt Note is filed with this Current Report as Exhibit 4.4.
     In addition, the Sub-debt Financing investors received five (5) year warrants to purchase up to 8.25% of the number of shares of the Registrant’s common stock underlying the Sub-debt Notes at an exercise price of $1.55 per share, subject to certain anti-dilution adjustments (collectively, the “Sub-debt Warrant Shares”). A form of the Sub-debt Financing warrant is filed with this Current Report as Exhibit 4.5.
     In consideration of the investment in the Sub-debt Financing, the Registrant granted to each investor certain registration rights with respect to the Sub-debt Warrant Shares, as set forth in the Registration Rights Agreement filed with this Current Report as Exhibit 4.6 (the “Sub-debt Registration Rights Agreement”).
     Pursuant to the terms of the Senior Registration Rights Agreement and the Sub-debt Registration Rights Agreement, the Registrant is obligated to have a registration statement covering the securities issued in the Senior Financing and the Sub-debt Financing on file with and declared effective by the Securities and Exchange Commission within one hundred eighty (180) days of July 28, 2005.
     To induce the Senior Financing investors to participate in the above referenced transaction, the Sub-debt Financing investors entered into a Subordination Agreement for the benefit of the Senior Financing investors pursuant to which the Sub-debt Financing investors agreed to subordinate in right of payment all of the indebtedness owed to them by the Registrant to the final payment of all senior indebtedness owed by the Registrant. A copy of the Subordination Agreement is included with this Current Report as Exhibit 10.13.
     If all of the securities issued in the Senior Financing and the Sub-debt Financing are converted (or exercised) into shares of the Registrant’s common stock in accordance with their respective terms, it will result in significant dilution to the Registrant’s existing stockholders. Assuming the conversion (or exercise) of all equity-based securities issued in connection with the Senior Financing and Sub-debt Financing at the closing, there will be approximately 37,000,000 shares of the Registrant’s common stock outstanding. Pursuant to the terms of the Note Purchase Agreement and the Securities Purchase Agreement, the Registrant must seek stockholder approval to increase the number of authorized shares of common stock set forth in its Certificate of Incorporation from 15,000,000 shares to 60,000,000 shares (the “Charter Amendment”). Until such time as the Charter Amendment is approved by stockholders representing a two-thirds majority of the Registrant’s outstanding voting stock and accepted by the Delaware Secretary of State, the securities issued in the Senior Financing and the Sub-debt Financing may only convert into a number of shares of common stock not to exceed the 15,000,000 shares currently authorized for issuance. The Registrant has obtained voting agreements from certain existing stockholders representing approximately 67% of the Registrant’s outstanding voting stock to vote in favor of the Charter Amendment (the “Voting Agreement”). A form of the Voting Agreement, including an annex containing the signatories thereto, is included with this Current Report as Exhibit 10.12. Refer also to Item 5.01 below.
     A copy of the press release issued by the Registrant announcing the closing of the Acquisition, the Senior Financing and the Sub-debt Financing is filed with this Current Report as Exhibit 99.1. Stockholders and investors are encouraged to refer to the documents referenced in this Current Report for a more complete understanding of the transactions.
     Refer to Item 3.02 below for information regarding securities issued by the Registrant to WNT07, LLC as consulting fees to Eric Pulier and Teymour Boutros-Ghali, both directors of the Registrant, in connection with the Acquisition. On July 28, 2005, the Registrant entered into a Non-Competition Agreement with WNTO7, LLC, Eric Pulier and Teymour Boutros-Ghali (collectively, the “Advisors”). The Non-Competition Agreement prohibits any of the Advisors (i) from engaging in certain competitive business activities and (ii) from soliciting existing employees of the Registrant or its subsidiaries. The covenants not to complete or solicit expire on the earlier of April 1, 2007 and the date of termination of Advisor’s services with the Registrant. A copy of the Non-Competition Agreement is included with this Current Report as Exhibit 10.15.
     Refer to Item 3.02 below for information regarding securities issued by the Registrant as placement agent fees incurred in connection with the Senior Financing and the Sub-debt Financing and certain registration rights granted to Libra FE, LP.
     On July 28, 2005, the Registrant entered into an Employment Agreement with Jonathan Diamond, the Registrant’s Chief Executive Officer. During the term of the Employment Agreement, which shall continue through December 31, 2008, Mr. Diamond will earn a base salary of no less than $350,000 per annum, plus certain specified perquisites that include a monthly car allowance. He is also eligible to receive a discretionary bonus of up to one hundred percent (100%) of base salary, as determined by the Compensation Committee of the Board of Directors or, if none, the Board, and a performance bonus of up to one hundred percent (100%) of base salary if the Registrant achieves specified earnings targets in fiscal 2007 and 2008. Mr. Diamond shall also be entitled to receive stock options at the discretion of the Registrant’s Board. In the event Mr. Diamond is terminated “without cause,” he shall be entitled to receive twelve (12) months of severance pay at the rate of one hundred percent (100%) of his monthly salary, any performance bonus due for the year in which termination occurs and all stock options subject to time vesting shall be deemed fully vested and exercisable. A copy of the Employment Agreement is filed with this Current Report as Exhibit 10.16.
     On July 28, 2005, the Registrant entered into an Employment Agreement with Robert Weingarten, the Registrant’s Chief Financial Officer. During the term of the Employment Agreement, which shall continue through December 31, 2008, Mr. Weingarten will earn a base salary of no less than $195,000 per annum, plus certain specified perquisites that include a monthly car allowance. He is also eligible to receive a discretionary bonus of up to one hundred percent (100%) of base salary, as determined by the Compensation Committee of the Board of Directors or, if none, the Board, and a performance bonus of up to one hundred percent (100%) of base salary if the Registrant achieves specified earnings targets in fiscal 2007 and 2008. Mr. Weingarten shall also be entitled to receive stock options at the discretion of the Registrant’s Board. In the event Mr. Weingarten is terminated “without cause,” he shall be entitled to receive twelve (12) months of severance pay at the rate of one hundred percent (100%) of his monthly salary, any performance bonus due for the year in which termination occurs and all stock options subject to time vesting shall be deemed fully vested and exercisable. A copy of the Employment Agreement is filed with this Current Report as Exhibit 10.17.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     Refer to Item 1.01 above regarding the terms of the Acquisition.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Refer to Item 1.01 above regarding the terms of the Senior Financing and the Sub-debt Financing, which constitute “long-term debt obligations” of the Registrant. The Registrant’s obligations under the Senior Financing and Sub-debt transaction documents may be accelerated on an “event of default,” as set forth in the Senior Financing transaction documents and the Sub-debt transaction documents.
Item 3.02. Unregistered Sales of Equity Securities.
     Refer to Item 1.01 above regarding terms of Senior Financing and Sub-debt Financing. The securities issued by the Registrant in the Senior Financing and the Sub-debt Financing were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. Each of the investors qualify as an “accredited investor,” as specified in Rule 501 under the Securities Act.
     Pursuant to the terms of a letter agreement, dated July 15, 2005, by and between the Registrant and Broadband Capital Management LLC (“Broadband”), the Registrant issued Broadband $1,460,000 worth of a Sub-debt Note (in addition to the $30 million referenced in Item 1.01 above) and warrants to purchase up to 1,516,935 shares of common stock with an exercise price of $1.55 per share. The notes and warrants issued to Broadband or its affiliates were issued on the same terms and conditions granted to the other Sub-debt Financing investors. The securities were issued as partial consideration for Broadband’s services as the Registrant’s placement agent in the Sub-debt Financing and the Senior Financing. The securities were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder.
     Pursuant to the terms of a letter agreement, dated June 21, 2005, by and between the Registrant and Libra FE, LP (“Libra”), the Registrant issued Libra a warrant to purchase up to 237,500 shares of its common stock with an exercise price of $2.00 per share upon the closing of the Senior Financing (the “Libra Warrant Share”). The warrant was issued as partial consideration for Libra’s services as the Registrant’s placement agent in the Senior Financing described in Item 1.01 above. The Registrant entered into a Registration Rights Agreement with Libra on July 28, 2005 (the “Libra Registration Rights Agreement), pursuant to which the Registrant will include the Libra Warrant Shares in the registration statement covering the securities issued in the Senior Financing and the Sub-debt Financing described in Item 1.01 above. The warrant was issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. A copy of the Libra warrant is included with this Current Report as Exhibit 4.7 and the Libra Registration Rights Agreement is included as Exhibit 4.8.

     Pursuant to the terms of a verbal agreement approved and ratified by a majority of the disinterested members of the Registrant’s Board of Directors, the Registrant issued 1,109,032 shares of common stock and a warrant to purchase up to 114,985 shares of common stock with an exercise price of $1.55 per share to WNT07 Holdings, LLC upon the closing of the Acquisition. The managers of WNT07, LLC are Eric Pulier and Teymour Boutros-Ghali, both members of the Registrant’s Board. The shares and warrants were issued as consideration for services provided by Messrs. Pulier and Boutros-Ghali as consultants to the Registrant in the Acquisition. The shares and warrants were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. A copy of the WNT07, LLC warrant is included with this Current Report as Exhibit 4.9.
Item 5.01. Changes in Control of Registrant.
     A change in control of the Registrant may occur as a result of the Senior Financing and the Sub-debt Financing. Refer to Item 1.01 above regarding a description of the potential dilution to existing stockholders that will occur if all of the securities issued in the Senior Financing and the Sub-debt Financing are converted (or exercised) into shares of the Registrant’s common stock in accordance with their respective terms. In the event the Charter Amendment is approved by stockholders representing a two-thirds majority of the Registrant’s outstanding voting stock, and assuming maximum conversion of the securities issued in the Senior Financing and Sub-debt Financing occurs, the Senior Financing investors will own approximately 9.3% of the Registrant’s voting stock, on a fully diluted basis, and the Sub-debt investors will own approximately 55.9% of the Registrant’s voting stock, on a fully diluted basis.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective upon consummation of the Acquisition, Randy Saaf was appointed to serve as Chief Executive Officer of MediaDefender and Octavio Herrera was appointed to serve as President of MediaDefender. Set forth below is biographical information regarding Messrs. Saaf and Herrera.
     Randy Saaf: Mr. Saaf has served as President and Chief Executive Officer of MediaDefender since he co-founded the company in July 2000. Mr. Saaf received his Bachelor of Science degree in Engineering from Harvey Mudd College in 1998.
     Octavio Herrera: Mr. Herrera has served as VP, Business Development and Chief Financial Officer of MediaDefender since he co-founded the company in July 2000. Mr. Herrera received his Bachelor of Science degree in Physics from Occidental College in 1998.
     Messrs. Saaf and Herrera have each elected to invest $2,250,000 in the Sub-Debt Financing on the same terms and conditions as the other Sub-Debt Financing investors.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors approved an amendment to the Registrant’s Bylaws effective July 28, 2005. Article VI, Section 4 of the Registrant’s Bylaws have been amended to comply with Section 213 of the Delaware General Corporation Law to provide that the Board may fix in advance, a record date for stockholders entitled to consent to corporate action in writing without a meeting, which shall not be more than ten (10) days after the date the resolution fixing the record date is adopted by the Board. The Bylaws previously provided that the record date shall not be more than sixty (60) nor less than ten (10) days before such written action.
Item 8.01. Other Events.
     Due to the restrictions imposed by the Internal Revenue Code regarding substantial changes in the stock ownership of companies with loss carry-forwards, the utilization of the Registrant’s federal net operating loss carry-forward will likely be severely limited as a result of the change in the effective stock ownership of the Registrant resulting from the Senior Financing and Sub-debt Financing transactions described in this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. The Registrant will file the required financial statements by amendment hereto not later than 71 calendar days after the filing date of this Current Report.
     (b) Pro Forma Financial Statements. The Registrant will file the required pro forma financial statements by amendment not later than 71 calendar days after the filing date of this Current Report.
     (c) Exhibits

Exhibit No.	Title
2.1	Agreement and Plan of Merger, dated July 28, 2005, by and among ARTISTdirect, Inc., ARTISTdirect Merger Sub, Inc. and MediaDefender, Inc.*

4.1	Form of 11.25% Senior Note Due July 28, 2009 issued to each of the Senior Financing investors dated July 28, 2005.

4.2	Form of Warrant to Purchase Common Stock issued to each of the Senior Financing investors dated July 28, 2005.

4.3	Registration Rights Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and each of the Senior Financing investors.

4.4	Form of Convertible Subordinated Note issued to each of the Sub-debt investors dated July 28, 2005.

4.5	Form of Sub-Debt Financing Warrant issued July 28, 2005.

4.6	Registration Rights Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and each of the Sub-Debt Financing investors.

4.7	Warrant issued to Libra FE, LP on July 28, 2005.

4.8	Registration Rights Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and Libra FE, LP.

Exhibit No.	Title
4.9	Warrant issued to WNT07, LLC on July 28, 2005.

10.1	Employment, Confidentiality and Noncompetition Agreement, dated July 28, 2005, by and between MediaDefender, Inc. and Randy Saaf.

10.2	Employment Agreement, Confidentiality and Noncompetition Agreement, dated July 28, 2005, by and between MediaDefender, Inc. and Octavio Herrera.

10.3	Non-Competition Agreement, dated July 28, 2005, entered into between MediaDefender, Inc. and Randy Saaf.

10.4	Non-Competition Agreement, dated July 28, 2005, entered into between MediaDefender, Inc. and Octavio Herrera.

10.5	Note and Warrant Purchase Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc., the investors indicated on the schedule of buyers thereto and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.6	Security Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and its subsidiaries and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.7	Pledge Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.8	Form of Copyright Security Agreement.**

10.9	Patent Security Agreement, dated July 28, 2005, by and among MediaDefender, Inc. and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.10	Trademark Security Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and U.S. Bank National Association, as Collateral Agent for the benefit of the Senior Financing investors.

10.11	Subsidiary Guarantee, dated July 28, 2005, made by ARTISTdirect, Inc. and its subsidiaries in favor of U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.12	Securities Purchase Agreement, dated July 28, 2005, entered into by and among ARTISTdirect, Inc. and the Sub-debt Financing investors.

10.13	Subordination Agreement, dated July 28, 2005, among ARTISTdirect, Inc., and certain of its subsidiaries, the Sub-debt Financing investors and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

Exhibit No.	Title
10.14	Voting Agreement entered into by certain existing stockholders and option holders of ARTISTdirect, Inc.

10.15	Non-Competition Agreement, dated July 28, 2005, entered into between ARTISTdirect, Inc. and WNT07, LLC.

10.16	Employment Agreement, dated July 28, 2005, entered into between ARTISTdirect, Inc. and Jon Diamond.

10.17	Employment Agreement, dated July 28, 2005, entered into between ARTISTdirect, Inc. and Robert Weingarten.

99.1	Press release issued by ARTISTdirect, Inc. on August 1, 2005 announcing the Acquisition, the Senior Financing and the Sub-debt Financing.

*	Certain of the exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

**	The Registrant does not currently own any copyrights.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTISTdirect, Inc.
Date: August 3, 2005	By /s/ Robert N. Weingarten
Robert N. Weingarten,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
2.1	Agreement and Plan of Merger, dated July 28, 2005, by and among ARTISTdirect, Inc., ARTISTdirect Merger Sub, Inc. and MediaDefender, Inc.*

4.1	Form of 11.25% Senior Note Due July 28, 2009 issued to each of the Senior Financing investors dated July 28, 2005.

4.2	Form of Warrant to Purchase Common Stock issued to each of the Senior Financing investors dated July 28, 2005.

4.3	Registration Rights Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and each of the Senior Financing investors.

4.4	Form of Convertible Subordinated Note issued to each of the Sub-debt investors dated July 28, 2005.

4.5	Form of Sub-Debt Financing Warrant issued July 28, 2005.

4.6	Registration Rights Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and each of the Sub-Debt Financing investors.

4.7	Warrant issued to Libra FE, LP on July 28, 2005.

4.8	Registration Rights Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and Libra FE, LP.

4.9	Warrant issued to WNT07, LLC on July 28, 2005.

10.1	Employment, Confidentiality and Noncompetition Agreement, dated July 28, 2005, by and between MediaDefender, Inc. and Randy Saaf.

10.2	Employment, Confidentiality and Noncompetition Agreement, dated July 28, 2005, by and between MediaDefender, Inc. and Octavio Herrera.

10.3	Non-Competition Agreement, dated July 28, 2005, entered into between MediaDefender, Inc. and Randy Saaf.

10.4	Non-Competition Agreement, dated July 28, 2005, entered into between MediaDefender, Inc. and Octavio Herrera.

10.5	Note and Warrant Purchase Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc., the investors indicated on the schedule of buyers thereto and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.6	Security Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and its subsidiaries and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.7	Pledge Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.8	Form of Copyright Security Agreement.**

Exhibit No.	Title
10.9	Patent Security Agreement, dated July 28, 2005, by and among MediaDefender, Inc. and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.10	Trademark Security Agreement, dated July 28, 2005, by and among ARTISTdirect, Inc. and U.S. Bank National Association, as Collateral Agent for the benefit of the Senior Financing investors.

10.11	Subsidiary Guaranty, dated July 28, 2005, made by ARTISTdirect, Inc. and its subsidiaries in favor of U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.12	Securities Purchase Agreement, dated July 28, 2005, entered into by and among ARTISTdirect, Inc. and the Sub-debt Financing investors.

10.13	Subordination Agreement, dated July 28, 2005, among ARTISTdirect, Inc., and certain of its subsidiaries, the Sub-debt Financing investors and U.S. Bank National Association, as Collateral Agent for the Senior Financing investors.

10.14	Voting Agreement entered into by certain existing stockholders and option holders of ARTISTdirect, Inc.

10.15	Non-Competition Agreement, dated July 28, 2005, entered into between ARTISTdirect, Inc. and WNT07, LLC.

10.16	Employment Agreement, dated July 28, 2005, entered into between ARTISTdirect, Inc. and Jon Diamond.

10.17	Employment Agreement, dated July 28, 2005, entered into between ARTISTdirect, Inc. and Robert Weingarten.

99.1	Press release issued by ARTISTdirect, Inc. on August 1, 2005 announcing the Acquisition, the Senior Financing and the Sub-debt Financing.

*	Certain of the exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

**	The Registrant does not currently own any copyrights.